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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):      September 14, 1999

                         APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                   000-26020
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                            (Commission File Number)

                                   43-1641533
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                       (IRS Employer Identification No.)

         400 Royal Palm Way, Suite 410, Palm Beach, Florida  33480
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              (Address of principal executive officers)    (Zip Code)


Registrant's telephone number, including area code:       561-366-4800


                       Applied Cellular Technology, Inc.
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                                 (Former Name)
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Item 5.   Other Events

     On  September  14,  1998,  Intellesale.com,   Inc.,  a  subsidiary  of  the
Registrant, filed a registation statement on Form S-1 relating to the offering of shares of its common stock.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               99.1  Press release dated September 14, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 APPLIED DIGITAL SOLUTIONS, INC.
                                                 (Registrant)

Date: September 14, 1999                           /s/ Michael Krawitz
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                                                 Assistant Vice President
                                                    and General Counsel